Exhibit 10.7

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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COMMERCIAL LICENSE AGREEMENT

THIS COMMERCIAL LICENSE AGREEMENT (this “Agreement”) is made and entered into as of December 9, 2014 (the “Effective Date”), by and between Cellectis Plant Sciences, Inc. a corporation organized and existing under the laws of the State of Delaware with its principal place of business at 8, rue de la Croix Jarry, 75013 Paris, France (“CPS”), and Two Blades Foundation, a not-for-profit corporation organized and existing under the laws of the State of Delaware with its principal place of business at 1630 Chicago Avenue, Suite 1907, Evanston, IL 60201, USA (“2 Blades”; CPS and 2 Blades, each a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, 2 Blades is a not-for-profit foundation, established to support (i) the development of technologies enabling durable disease resistance in crop production, (ii) the general deployment of such environmentally beneficial agricultural technologies in a sustainable manner, and (iii) the delivery of such technologies at no charge for crop production by non-commercial subsistence farmers in Developing Countries (defined below);

WHEREAS, 2 Blades is the exclusive licensee of certain patents and/or patent applications related to transcription factors with modular DNA-binding domains and their use, methods to determine DNA-binding specificity, and design and construction of DNA-binding domains with desired specificity for commercial applications in plants (as further defined herein, “TAL Nucleases” and “TAL Nuclease Activities”);

WHEREAS, CPS possesses knowledge, know-how, technical information, and expertise with respect to the development and commercialization of plant products;

WHEREAS, CPS desires to obtain a non-exclusive commercial sublicense under 2 Blades’ rights related to the patents and/or patent applications described above, and 2 Blades is willing to grant such license upon the terms and conditions hereinafter set forth;

WHEREAS, CPS or its Affiliate, Cellectis SA, is owner or the exclusive licensee of certain other patents and/or patent applications related to TAL Nucleases and TAL Nuclease Activities; and

WHEREAS, 2 Blades desires to obtain a non-exclusive commercial license and sublicense under CPS’ rights related to the patents and/or patent applications described above, and CPS is willing to grant such license upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants, promises and agreements hereinafter set forth, the Parties hereto agree as follows:

Initials Two Blades Foundation:	1	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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ARTICLE 1 DEFINITIONS

As used in this Agreement, the following words shall have the following meanings:

1.1 “2 Blades Licensed Patents” means, to the extent Controlled by 2 Blades : (a) the patents and patent applications listed in Exhibit A hereto; (b) all amendments, divisionals, continuations, continuations in part, substitutions and supplemental disclosures corresponding to the foregoing; (c) all patents that issue with respect to any of the foregoing patent applications or patent applications claiming priority therefrom, including supplementary certificates, patents of addition, regrants, renewals, reissues, re-examinations, extensions and restorations of any of the foregoing; (d) all United States, International Patent Convention Treaty and other foreign counterparts to any of the foregoing; and (e) all patents and patent applications covering any Improvements.

1.2 “2 Blades—[*****]” means the License Agreement dated [*****] among 2 Blades, [*****] the patents and patent applications listed in Exhibit A.

1.3 “2 Blades Commercial Licensed Field” means any use or application of a TAL Nuclease to [*****], in each case in a Plant.

1.4 “Affiliate” means any entity controlling, controlled by, or under common control with the referenced entity, where “control” for purposes of this definition only means (a) direct or indirect ownership of more than fifty percent (50%) (or such lesser percentage as is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the voting interests or other ownership interests in the entity in question, or (b) the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.

1.5 “Confidential Information” means, with respect to a Party hereto, subject to the limitations set forth in Section 9.1 hereof, any information, including all trade secrets, technical, economic, financial and marketing information, which is disclosed by such Party to the other Party pursuant to this Agreement and all information so disclosed prior to the Effective Date pursuant to that certain Confidentiality Agreement between the Parties dated May 30, 2014.

1.6 “Control” or “Controlled” means as to intellectual property that is owned by a Party or licensed by a Third Party to a Party, the possession of the ability to grant licenses or sublicenses (including, where applicable, as provided for herein) without violating the terms of any agreement or other arrangement with any Third Party.

Initials Two Blades Foundation:	2	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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1.7 “CPS Licensed Patents” means, to the extent Controlled by CPS, Cellectis SA or any of their Affiliates: (a) the patents and patent applications listed in Exhibit B hereto; (b) all amendments, divisionals, continuations, continuations in part, substitutions and supplemental disclosures corresponding to the foregoing; (c) all patents that issue with respect to any of the foregoing patent applications or patent applications claiming priority therefrom, including supplementary certificates, patents of addition, regrants, renewals, reissues, re-examinations, extensions and restorations of any of the foregoing; (d) all United States, International Patent Convention Treaty and other foreign counterparts to any of the foregoing; and (e) all patents and patent applications covering any Improvements.

1.8 “Developing Countries” means any of those countries indicated on the list of Least Developed Countries issued by the Food and Agriculture Organization of the United Nations (FAO) cited at the website http://www.unohrlls.org/about-ldcs/, as updated from time to time, any other country characterized by a low-level of material well-being or any other country mutually agreed by 2 Blades and CPS in writing.

1.9 “Exempted Research Collaboration” means a contractual relationship between CPS and a Third Party who, under a separate license agreement with 2 Blades, is also a sublicensee under the 2 Blades Licensed Patents with respect to applications or uses in or for Plants (a “Collaboration Partner”), where such relationship involves the use of TAL Nucleases or TAL Nuclease Activities for Research Purposes and either or both of CPS or such Collaboration Partner are making such TAL Nucleases or performing such TAL Nuclease Activities for each other as part of a bona fide collaboration (other than any relationship that is limited to the provision of TAL Nucleases or TAL Nuclease Activities on a fee-for-service basis).

1.10 “Improvement” means any improvement, modification or refinement to, or any new use or application of, any invention disclosed or claimed in the Licensed Patents, in each case that is conceived, reduced to practice, made or developed by either Party or its permitted Sublicensees or Subcontractors (or, in the case of CPS, its Subsidiaries) during the term of this Agreement, and all intellectual property rights related thereto. For clarity, Improvements shall not include any intellectual property rights that claim a particular Trait in a Plant.

1.11 “Licensed Crops” means [*****], as well as the crop Plants added under Section 2.1(c).

1.12 “Licensed Field” means any use or application of a TAL Nuclease (a) to create a cleavage event at a DNA target site in a Plant or (b) that is performed for the use or application of a TAL Nuclease to create a cleavage event at a DNA target site in a Plant, in each case including for the purposes of manufacturing or otherwise producing products in such Plants, but excluding Plant-Made Therapeutics.

Initials Two Blades Foundation:	3	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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1.13 “Licensed Patents” means the 2 Blades Licensed Patents and the CPS Licensed Patents.

1.14 “Licensed Plant Product” means any Plant, breeding material, seed product or other Plant material (including progeny thereof), or any material derived therefrom, in each case that has been produced or modified through application or use of a TAL Nuclease or through a TAL Nuclease Activity.

1.15 [*****] means the period beginning on the Effective Date and ending on the date that [*****]. 2 Blades shall provide CPS with written notice specifying such ending date promptly upon becoming aware of the occurrence thereof.

1.16 [*****] means that [*****] has requested in writing that [*****] provide a particular [*****] and [*****] is unable or unwilling to supply such [*****] at [*****] standard pricing [*****] that is functionally equivalent to the requested [*****] at a substantially similar price) within [*****] after [*****] receipt of such request. It shall be deemed a [*****] if a [*****] occurs [*****] with respect to requests for different [*****] and such requested [*****] are each of the same general type as other [*****] offered for sale by [*****] at the time of the requests.

1.17 “Non-Profit Activity” means any activity undertaken for charitable, scientific, educational or testing for public safety purposes, no part of the net earnings of which inures to the benefit of any private entity or individual. For clarity, “Non-Profit Activity” specifically includes Subsistence Farming.

1.18 “Other Activity” means any activity that is not a Non-Profit Activity.

1.19 “Pending Claim” means a claim in a patent application that has not been (a) abandoned and not continued; or (b) finally rejected by an appropriate administrative agency or court of competent jurisdiction from which no appeal can be or is taken.

1.20 “Plant-Made Therapeutic” means a human therapeutic pharmaceutical product incorporating as its active ingredient a protein or other compound produced in and purified (directly or indirectly) from a Plant, wherein: (a) such product would require approval or clearance from the United States Food & Drug Administration under Section 501 et seq. of the Federal Food, Drug and Cosmetic Act or Section 351 of the Public Health Service Act (or any successor laws or regulations) (the “Pharmaceutical Laws”) as a “drug” or “biological

Initials Two Blades Foundation:	4	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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product” if marketed in the United States for use in humans; (b) such product meets applicable standards of purity for therapeutic products under the Pharmaceutical Laws and the regulations promulgated thereunder; (c) such product, at the time of its first sale in the United States, may not be sold to a consumer in the United States without a prescription from a physician; and (d) such product does not contain or comprise a Plant, Plant tissue or Plant cells. However, and for the avoidance of doubt, Plant-Made Therapeutics do not include products resulting from the modification of Plants for improving or promoting health, nutrition, well-being, performance, processing and the like for human and/or animal uses, such as modification of protein, carbohydrate, oil (including but not limited to long chain fatty acids such as omega-3 or omega-6 fatty acids), vitamin, amino acid, secondary metabolite or allergen content of Plants, if such products do not satisfy all of the criteria set forth in the immediately preceding sentence. For further clarity, Plant-Made Therapeutics excludes dietary supplements and nutraceuticals.

1.21 “Plants” means eukaryotic organisms belonging to the plant kingdom defined as Viridiplantae, but excluding non-vascular photosynthetic plants such as green algae. For clarification, Plants does not include fungi or blue-green algae.

1.22 “Research Purposes” means internal research activities, but specifically excludes: (a) any activity in any agricultural field trial; (b) any activity directed towards the submission of data generating using a product or service to the United States Food and Drug Administration, the United States Department of Agriculture, the United States Environmental Protection Agency, or any equivalent regulatory agency outside of the United States, in support of an application for clearance, approval or deregulation by such agency; (c) any scale-up activities, the primary focus of which is to increase from small-scale to production-scale; and (d) any activity performed or provided for consideration. For clarity, Research Purposes includes activities up to and including IND enabling toxicological studies or equivalents thereof, provided that such activities do not fall within any of the foregoing categories (a) through (d).

1.23 “Subsistence Farming” means farming and associated activities which together form a livelihood strategy where a significant portion of the output is consumed directly. A “Subsistence Farmer” is one who engages in such a livelihood strategy.

1.24 “TAL Nucleases” means a synthetic DNA, RNA, or polypeptide encoding a non-naturally occurring fusion protein comprising a transcription activator-like effector repeat binding domain, and an endonuclease domain (either functional or non-functional) or a portion of such endonuclease domain, wherein (i) the binding domain is engineered for recognition of a nucleotide sequence, (ii) the endonuclease domain or portion thereof is capable of cleaving or nicking DNA either as a monomer (e.g. Tev) or as a dimer (e.g. Fokl), and (iii) the manufacture, use, import and/or sale of the DNA, RNA or polypeptide is covered by one or

Initials Two Blades Foundation:	5	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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more: (a) Valid Claims in a patent within Licensed Patents; or (b) Pending Claims in an application within Licensed Patents (interpreted as if such claim had issued). For clarity, “TAL Nucleases” does not include a transcription activator-like effector repeat binding domain joined to or provided in combination with an activator, repressor, or any functional domain other than an endonuclease domain as specified in the preceding sentence. For further clarity, an “endonuclease” is an enzyme that cleaves a phosphodiester bond within a polynucleotide chain.

1.25 “TAL Nuclease Activity” means any activity: (a) the performance or sale of which in a particular country is covered by one or more: (i) Claims in a patent within Licensed Patents, or (ii) Pending Claims in an application within Licensed Patents (interpreted as if such claim had issued); and (b) that uses or consumes a TAL Nuclease.

1.26 “Territory” means every country of the world.

1.27 “Third Party” means any person or entity that is not a Party to this Agreement.

1.28 “Trait” means any particular genetic modification of a Plant seed or a Plant that relates to enhanced field performance, production, output, maintenance or protection or quality of a Plant, which modification has been conferred through application or use of a TAL Nuclease or through a TAL Nuclease Activity, in each case in the Licensed Field.

1.29 “Valid Claim” means a claim in an issued patent that has not lapsed, or an issued, unexpired patent that has not been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken or that has not been disclaimed.

ARTICLE 2 GRANT OF LICENSE

2.1 License Grants.

(a) License Grant to CPS. Subject to the terms and conditions of this Agreement, 2 Blades hereby grants to CPS a fee-bearing, non-transferable, non-sublicensable (except as set forth in Section 2.3), non-exclusive sublicense under the 2 Blades Licensed Patents to make, have made, use, have used, sell, have sold, offer to sell, import and have imported Licensed Plant Products of Licensed Crops in the Licensed Field in the Territory. CPS’ rights under the license granted in this Section 2.1 include the non-exclusive rights, subject to the terms and conditions of this Agreement, to make, have made, use, have used, import and have imported TAL Nucleases and to perform and have performed TAL Nuclease Activities in the Licensed Field in the Territory, in each case solely in furtherance of the foregoing license.

Initials Two Blades Foundation:	6	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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(b) License Grant to 2 Blades. Subject to the terms and conditions of this Agreement, CPS hereby grants to 2 Blades a royalty-free (subject to Section 3.3), non transferable, non-sublicensable (except as set forth in Section 2.3), non-exclusive license under the CPS Licensed Patents to (i) make, have made, use, have used, sell, have sold, offer to sell, import and have imported Licensed Plant Products in the Licensed Field in the Territory for any Non-Profit Activity, and (ii) make, have made, use, have used, sell, have sold, offer to sell, import and have imported Licensed Plant Products in the 2 Blades Commercial Licensed Field in the Territory for any Other Activity. 2 Blades’ rights under the license granted in this Section 2.1 include the non-exclusive rights, subject to the terms and conditions of this Agreement, to make, have made, use, have used, import and have imported TAL Nucleases and to perform and have performed TAL Nuclease Activities in the Licensed Field and the 2 Blades Commercial Licensed Field in the Territory, in each case solely in furtherance of the foregoing licenses.

(c) Addition of crops into Licensed Crops. Within the [*****] of this Agreement, CPS is granted an option (the “Option”) to add [*****] crop Plants of its choice to the “Licensed Crops” subject to payments under Section 3.1(c), provided, however, if [*****] are added under the Option, the Licensed Field for purposes of CPS’ license under Section 2.1(a) with respect to [*****], as applicable, will exclude the 2 Blades Commercial Licensed Field. In order to exercise the option, CPS shall provide 2 Blades with written notice of such exercise, together with the payment required under Section 3.1(c).

2.2 Certain Restrictions.

(a) 2 Blades has granted to [*****] rights under the Licensed Patents in the Territory to sell, have sold and offer to sell TAL Nucleases and TAL Nuclease Activities for Research Purposes in or for Plants. The license granted to CPS in Section 2.1 does not include the right to conduct or have conducted, any such activities.

(b) [*****]. During [*****] notwithstanding any other provision of this Agreement to the contrary, [*****] may not [*****] by any persons or entities other than [*****] in each case for [*****] except:

(i) with respect to [*****];

(ii) in the event of a [*****], in which case [*****] will be relieved of such restriction with respect to [*****] that is the subject of such [*****];

(iii) in the event of a [*****];

(iv) as part of an [*****] (solely by the [*****]); or

Initials Two Blades Foundation:	7	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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(v) where such activities do not directly involve the practice of the [*****] (e.g., conduct of [*****] that have previously been modified through the practice of the [*****]).

For clarity, this Section 2.2(b) shall not restrict CPS from: (x) making TAL Nucleases, using TAL Nucleases made by CPS or performing TAL Nuclease Activities; (y) using any TAL Nuclease that was acquired by CPS from any person or entity other than [*****] after the expiration of the [*****], provided that such person or entity did not make the TAL Nucleases or perform any TAL Nuclease Activities during [*****]; or (z) obtaining and using products that do not constitute TAL Nucleases and are not made through the performance of TAL Nuclease Activities. Also, nothing in this Section 2.2(b) shall be interpreted to mean that CPS has an affirmative obligation to [*****] to obtain TAL Nucleases or TAL Nuclease Activities.

For further clarity, nothing in this Section 2.2(b) shall expand the license granted to CPS in Section 2.1.

(c) CPS’ license rights under this Agreement do not extend to any Plant or Plant materials that have been produced or modified by a Third Party through application or use of a TAL Nuclease or through a TAL Nuclease Activity unless such Plant or Plant materials have been produced or modified in the Licensed Crops in the Licensed Field by (i) a Subcontractor on behalf of CPS in accordance with this Agreement, (ii) a Third Party who has an active commercial license from 2 Blades that permits such Third Party to sell such Plant or Plant materials to other Third Parties, (iii) a Collaboration Partner as part of an Exempted Research Collaboration, or (iv) an academic research group.

(d) The license granted to CPS in Section 2.1 and the license fee set forth in Section 3.1(a) shall include the right to have CPS’ Subsidiaries practice under the license for so long as they remain Subsidiaries, provided that CPS shall be responsible for the performance of all of the obligations, and for compliance with all of the terms and conditions, of this Agreement by such Subsidiaries (which responsibility shall continue even if such entities cease to be Subsidiaries, but only with respect to obligations accrued in the period where such entities were Subsidiaries); and provided further that CPS first pays to 2 Blades the Sublicense Fee set forth in Section 3.1(b) for each such Subsidiary that is not wholly-owned by CPS. Except Subsidiaries that are wholly owned by CPS, all other Subsidiaries practicing under the license granted to CPS in Section 2.1 shall be considered Sublicensees for purposes of this Agreement. For clarity, at such time as an entity ceases to be CPS’ Subsidiary, such entity shall no longer be entitled to practice under the license granted in Section 2.1, but such entity may still be granted a separate sublicense by CPS pursuant to Section 2.3(a), including with respect to any Licensed Plant Products that were previously generated by or for such entity under the license granted in Section 2.1.

Initials Two Blades Foundation:	8	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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For the purpose of this Section, “Subsidiary” means any entity controlled by CPS, where “control” for purposes of this definition only means (a) direct or indirect ownership at least fifty percent (50%) (or such lesser percentage as is the maximum allowed to be owned by a foreign corporation in particular jurisdiction) of the voting interests or other ownership interests in the entity in question, or (b) the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.

2.3	Sublicenses.

(a) Subject to the terms and conditions of this Agreement (including Section 3.1(b)), CPS may sublicense to a Third Party (each such party holding a sublicense under this Agreement, a “Sublicensee”) CPS’ rights under the 2 Blades. Licensed Patents to use and sell Licensed Plant Products of Licensed Crops that have been generated by or on behalf of CPS as breeding material or reproductive seed or other Plant material to further develop such Licensed Plant Products for planting as commercial crops and preparing derivatives therefrom in the Licensed Field in the Territory. Notwithstanding the foregoing or anything to the contrary in this Agreement, CPS shall not (except as set forth in Section 2.2(d)) sublicense CPS’ rights under the 2 Blades Licensed Patents to produce or modify any Plant or Plant materials through application or use of a TAL Nuclease or through a TAL Nuclease Activity.

(b) Subject to the terms and conditions of this Agreement, 2 Blades may sublicense to a Third Party (each such party holding a sublicense under this Agreement, also a “Sublicensee”) 2 Blades’ rights under the CPS Licensed Patents to use and sell Licensed Plant Products that have been generated by or on behalf of 2 Blades as breeding material or reproductive seed or other Plant material to further develop such Licensed Plant Products for planting as commercial crops and preparing derivatives therefrom in the Licensed Field for any Non-Profit Activity or in the 2 Blades Commercial Licensed Field for any Other Activity, in each case in the Territory.

(c) Subject to the terms and conditions of this Agreement, 2 Blades may sublicense to a Third Party (each such party holding under this Agreement, also a “Sublicensee”) 2 Blades’ rights under the CPS Licensed Patents to produce or modify any Plant or Plant materials through application or use of a TAL Nuclease or through a TAL Nuclease Activity (i) in the Licensed Field for any Non-Profit Activity, and (ii) in the 2 Blades Commercial Licensed Field for any Other Activity, except (in the case of such Other Activities) to [*****]; in each

Initials Two Blades Foundation:	9	Initials Cellectis Plant Sciences, Inc.:

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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case solely in connection with 2 Blades’ licenses under 2 Blades Licensed Patents. For clarity but without limitation, the foregoing includes the right to grant sublicenses through multiple tiers to bona-fide, not-for-profit organizations that work for the benefit of Subsistence Farmers for use in Subsistence Farming in Developing Countries. Upon the execution of a sublicense to a not-for profit organization under this Section 2.3(c), 2 Blades and CPS shall issue a press release announcing the execution of such sublicense and CPS’ contribution to such sublicense within thirty (30) days after the execution thereof.

(d) Each Party shall engage each Sublicensee solely pursuant to a written agreement containing provisions consistent with the terms and conditions of this Agreement (a copy of which shall be provided to the other Party within thirty (30) days of execution, with provisions unrelated to this Agreement or the rights granted hereunder redacted), and such Sublicensee shall abide by all obligations of such Party hereunder as if it were a party to this Agreement. Notwithstanding the foregoing, for sublicenses granted by either Party under this Section 2.3, Sublicensees are not required to grant any licenses to, make any payments, notifications or reports to, submit to audits by, or indemnify the other Party. Each Party shall promptly notify the other Party in writing of entering into any such sublicense agreement and ensure that each Sublicensee complies with and fulfills all of such obligations. Each Party shall be entirely responsible and liable for any acts or omissions of its Sublicensees under any sublicenses granted by it hereunder.

2.4	Subcontracting.

(a) Subject to the terms and conditions of this Agreement, either Party may have bona fide Third Party subcontractors (each such party performing activities pursuant to this Section 2.4, a “Subcontractor”) perform activities under the licenses granted in Section 2.1 solely on such Party’s behalf; provided that such subcontracting shall not relieve such Party of any of its obligations under this Agreement and that the Party retains full ownership of the resulting Licensed Plant Product.

(b) Each Party shall ensure that such Subcontractor shall not transfer TAL Nucleases or Licensed Plant Products to any person or entity other than such Party. If such subcontract is terminated for any reason, such Party shall notify the other Party of such termination and take any and all necessary measures to destroy or take possession of the TAL Nucleases and Licensed Plant Products in the possession or control of the Subcontractor at the time of termination.

(c) Each Party shall engage each Subcontractor solely pursuant to a written agreement containing provisions consistent with the terms and conditions of this Agreement (including, for clarity, provisions granting Control of Improvements to such Party in order to

Initials Two Blades Foundation:	10	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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enable such Party to grant the licenses to Improvements granted in this Agreement), and such Subcontractor shall abide by all obligations of such Party hereunder as if it were a party to this Agreement. Each Party shall promptly notify the other Party in writing of entering into any such subcontracting agreement and ensure that each Subcontractor complies with and fulfills all of such obligations. Each Party shall be entirely responsible and liable for any acts or omissions of its subcontractors under any subcontracting agreements entered into hereunder.

(d) Neither Party shall have any Third Party perform any activity under the license granted in Section 2.1 except in accordance with this Section 2.4.

2.5 No Further License. No right or license under any patents or other intellectual property is granted or shall be granted by implication. All such rights are or shall be granted only as expressly provided in the terms of this Agreement. Except as set forth in Section 2.7, neither Party shall be obligated to provide: the other Party: (i) any information other than that disclosed in the Licensed Patents, or (ii) any technical assistance, including hands-on technical support by its personnel, relating to the practice of the Licensed Patents or use of TAL Nucleases.

2.6 Upstream License Agreements.

(a) All rights and licenses granted by 2 Blades under this Agreement are subject to the grant of rights in that certain [*****] between [*****] and 2 Blades dated [*****] (the “[*****]”). 2 Blades shall not amend the [*****] in a manner that would adversely affect CPS’ rights under this Agreement without the prior written consent of CPS.

(b) All rights and licenses granted by CPS under this Agreement under the patents identified in Exhibit B as owned by [*****] are subject to the grant of rights in that certain [*****] dated [*****] between [*****] and [*****]. CPS [*****] shall not amend the [*****] in a manner that would adversely affect 2 Blades’ rights under this Agreement without the prior written consent of 2 Blades.

2.7 Improvements. Each Party will promptly, but in no event later than thirty (30) days from invention or creation, inform the other Party of all Improvements Controlled by such Party (or, in the case of CPS, its Subsidiaries) that arise under this Agreement. Information provided with respect to such Improvements will be provided using such Party’s standard form of invention disclosure and in reasonable detail but in no circumstance less than would be sufficient to permit an understanding of the nature of the Improvements by a practitioner reasonably skilled in the relevant technical or scientific area.

Initials Two Blades Foundation:	11	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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2.8 Progress Report. Within sixty (60) days of the end of each calendar year, each Party shall provide to the other Party an annual report summarizing its activities relating to the development and commercialization of Licensed Plant Products, including a list of all Sublicensees (hereinafter called the “Progress Report”).

ARTICLE 3 CONSIDERATION

3.1 Fees to 2 Blades.

(a) License Fee. In consideration for the rights and license granted to CPS under this Agreement as of the Effective Date, CPS shall pay to 2 Blades an irrevocable and non-refundable license fee of [*****] (the “License Fee”). The License Fee shall be paid by CPS according to the following schedule payment:

- [*****] within forty five (45) days of the Effective Date;

- [*****] within forty five (45) days of the three-month anniversary of the Effective Date.

(b) Fees for CPS Sublicense Grants. In consideration of CPS’ rights under the 2 Blades Licensed Patents to each Sublicensee (on a Sublicensee by Sublicensee basis), CPS shall pay to 2 Blades an irrevocable and non-refundable license fee of [*****] (the “Sublicense Fee” for such sublicense). Payment shall be made by CPS in full simultaneously with the execution of such sublicense; provided, however, if such sublicense does not include commercial rights as of the date of execution, CPS shall notify 2 Blades in writing and payment shall be made by CPS within thirty (30) days of the date of the exercise of the commercial option. If CPS has prior to the Effective Date granted any sublicense that, automatically upon execution of this Agreement or otherwise, would include a sublicense of CPS’ rights under the 2 Blades Licensed Patents, such sublicense shall not be deemed effective with respect to CPS’ rights under the 2 Blades Licensed Patents unless and until CPS has (i) notified 2 Blades in writing, (ii) taken such actions (if any) necessary to comply with Section 2.3 with respect to such sublicense, and (iii) paid the Sublicense Fee for such sublicense, as applicable.

(c) Fees for additional crops. In consideration for the addition of any new crop to the Licensed Crops under Section 2.1(c), CPS shall pay to 2 Blades an irrevocable and non-refundable license fee of [*****] for each additional crop. Payment shall be made by CPS in full simultaneously with the addition of such crop.

Initials Two Blades Foundation:	12	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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3.2 Payment of Fees. Each payment under Section 3.1 shall be made in United States Dollars by wire transfer to the following bank account with a written notice of such wire transfer. For the avoidance of doubt, any and all bank commission shall be borne by CPS:

[*****]

3.3 Sublicense Revenue to CPS. In the event that 2 Blades receives cash consideration from a for-profit organization for a sublicense granted pursuant to Section 2.3(b) or 2.3(c)(ii) for Other Activities, in consideration for the rights and license granted to 2 Blades under this Agreement as of the Effective Date, 2 Blades shall pay to CPS [*****] of the net payments or other cash consideration that 2 Blades receives from the applicable Sublicensee in consideration of the grant of such sublicense under the CPS Licensed Patents, [*****] (the “Net Revenue”). Payment shall be made together with the Progress Report described in Section 2.8; within sixty (60) days of the end of each calendar year.

3.4 Payment of Sublicense Revenue. Each payment under Section 3.3 shall be made in United States Dollars by wire transfer to the following bank account with a written notice of such wire transfer. For the avoidance of doubt; any and all bank commission shall be borne by 2 Blades:

[*****]

3.5 Tax.

(a) All amounts payable pursuant to this Agreement are understood as amounts exclusive of any withholding taxes. In the case that either Party is obliged by law to withhold taxes on payments due to the other Party under this Agreement, such taxes shall be borne by such Party and paid to the relevant tax authorities by such Party on behalf of the other Party in addition to the amounts due.

(b) Each Party shall cooperate with each other in order to allow the Parties to benefit to the maximum extent from any applicable double tax treaties (e.g., CPS may need to submit documents with 2 Blades’ signature to the tax authorities prior to, on or after the date of payment; 2 Blades may need to submit the evidence of the payment of certain withholding tax, if applicable).

3.6 Late Payment. Notwithstanding any other remedy available to a Party under the provisions of this Agreement, if any sum of money owed to a Party hereunder is not paid when due, the unpaid amount shall bear interest compounded quarterly, [*****] until paid.

Initials Two Blades Foundation:	13	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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ARTICLE 4 COVENANTS OF THE PARTIES

4.1 Regulatory Approvals and Product Registration.

(a) CPS or its Sublicensee, as applicable shall be responsible for obtaining any necessary or appropriate regulatory approvals and/or product registration for the Licensed Plant Products made, used, sold or imported by CPS or its Sublicensee. The decision to seek such regulatory approval or product registration for the Licensed Plant Products shall be made solely by CPS or its Sublicensee. The costs of securing such regulatory approvals and/or product registrations shall be borne solely by CPS or its Sublicensee.

(b) 2 Blades or its Sublicensee, as applicable shall be responsible for obtaining any necessary or appropriate regulatory approvals and/or product registration for the Licensed Plant Products made, used, sold or imported by 2 Blades or its Sublicensee. The decision to seek such regulatory approval or product registration for the Licensed Plant Products shall be made solely by 2 Blades or its Sublicensee. The costs of securing such regulatory approvals and/or product registrations shall be borne solely by 2 Blades or its Sublicensee.

4.2 Covenants Regarding the Manufacture of Licensed Plant Products. Each Party hereby covenants and agrees that (i) its manufacture, use, sale, or transfer of Licensed Plant Products shall comply with all applicable federal and state laws, including all federal export laws and regulations; and (ii) it will make commercially reasonable efforts such that such Licensed Plant Products shall not be defective in design or manufacture. Each Party hereby further covenants and agrees that, pursuant to and only to the extent required by 35 United States Code Section 204, it shall, and it shall cause each of its Sublicensees (and in the case of CPS, its Subsidiaries), to substantially manufacture in the United States of America (“US”) all products embodying or produced through the use of an invention that is subject to the rights of the federal government of the US.

4.3 Export and Regulatory Compliance. Each Party understands that the Arms Export Control Act (“AECA”), including its implementing International Traffic in Arms Regulations (“ITAR”), and the Export Administration Act (“EAA”), including its Export Administration Regulations (“EAR”) are some (but not all) of the laws and regulations that comprise the US export laws and regulations. Each Party further understands that the US export laws and regulations include (but are not limited to): (i) ITAR and EAR product/service/data-specific requirements; (ii) ITAR and EAR ultimate destination-specific requirements; (iii) ITAR and EAR end user-specific requirements; (iv) Foreign Corrupt-Practices Act; and (v) antiboycott laws and regulations. Each Party shall comply with all then-current applicable export laws and regulations of the US Government (and other applicable US laws and regulations) pertaining to the Licensed Plant Products (including any associated products, items, articles, computer software, media, services, technical data, and other information). Each

Initials Two Blades Foundation:	14	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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Party certifies that it shall not, directly or indirectly, export (including any deemed export), nor re-export (including any deemed re-export) Licensed Plant Products (including any associated products, items, articles, computer software, media, services, technical data, and other information) in violation of the US export laws and regulations.

4.4 Reports and Audits.

(a) Together with the Progress Report described in Section 2.8, within sixty (60) days of the end of each calendar year, 2 Blades shall supply to CPS a report reflecting an itemized calculation of net sublicense revenue payable to CPS under Section 3.3. CPS will treat each such report as confidential information of 2 Blades under Article 9 of this Agreement, and will disclose it only to the employees or agents of CPS, who have a need to know such information for purpose of this Agreement, or as necessary under the [*****], provided that such parties are under a duty of confidentiality no less restrictive than CPS’ duties hereunder. If no royalty or fee is due, 2 Blades shall provide CPS with a report certifying this.

(b) Each Party shall keep or cause to be kept complete and accurate records of its sublicensing activities under this Agreement, including net sublicense revenue payable by 2 Blades to CPS under Section 3.3, and records of all agreements with Sublicensees included in any broader transactions, in each case in accordance with generally accepted accounting procedures and in sufficient detail to enable the amounts payable by the Parties under Section 3.1 and Section 3.3 to be determined and proven, as the case may be. Such records shall enable the calculation and verification of the amount of net sublicense revenue and any other sums due to either Party under this Agreement. Such records shall be accessible, upon at least sixty (60) days prior notice of either Party to the other Party, not more than once a year during business hours, during the term of this Agreement and within five (5) years after the end of the periods to which such records relate, to an independent accountant selected by the first Party for the purpose of verifying the amount of net sublicense revenue and any other sums due to either Party under this Agreement. If in dispute, such records shall be kept until the dispute is settled. The independent accountant shall be required to keep confidential all information received during any such inspection and shall disclose only information relating to the accuracy of the records and payment made. The cost of such inspection shall be borne by the inspecting Party. If any error or discrepancy is shown by which the amount due to the inspecting Party is greater than [*****] of the amount shown in the inspected Party’s reports to the inspecting Party, the inspected Party shall bear the cost of such inspection. Any amount underpaid shall be paid within forty five (45) days of the close of the audit. Any amount overpaid shall be refunded within forty five (45) days of the close of the audit. Once examined, the reports and payments shall be closed for that period. The Parties further agree to support any audit conducted by either Party’s licensors, [*****].

Initials Two Blades Foundation:	15	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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4.5 Use of the [*****] and CPS Name and Trademarks or the Names of [*****] and CPS Faculty, Staff, or Students. Except for the limited press release rights set forth in Section 9.5, (a) no provision of this Agreement grants 2 Blades or any Sublicensee any right or license to use the name, logo, or any marks owned by or associated with [*****] and/or CPS or the names, or identities of any member of the faculty, staff, or student body of [*****] and/or CPS, and 2 Blades shall not use and shall not permit a Sublicensee to use any such logos, marks, names, or identities without [*****], CPS’ and, as the case may be, such member’s prior written approval; and (b) no provision of this Agreement grants CPS or any Sublicensee any right or license to use the name, logo, or any marks owned by or associated with 2 Blades or the names, or identities of any member of the staff of 2 Blades, and CPS shall not use and shall not permit a Sublicensee to use any such logos, marks, names, or identities without 2 Blades and, as the case may be, such member’s prior written approval.

4.6 Governmental Markings.

(a) Each Party and its Sublicensees may mark all Licensed Plant Products in a manner consistent with their current patent marking practices for their own products and applicable laws and regulations. Where marking is to be performed but the Licensed Plant Product cannot be marked, the patent notice shall be placed on associated tags, labels, packaging, or accompanying documentation either electronic or paper as appropriate.

(b) Each Party is responsible for including with its Licensed Plant Products any warning labels, packaging and instructions as to the use and the quality control for any such Licensed Plant Products.

(c) Each Party agrees to register this Agreement with any foreign governmental agency that requires such registration, and the registering Party shall pay all costs and legal fees in connection with such registration. Each Party shall comply with all foreign laws affecting this Agreement or the sale of Licensed Plant Products.

ARTICLES 5 PATENT RIGHTS

5.1 Licensed Patent Prosecution Updates. Each Party shall provide the other Party with non-privileged information regarding the prosecution status of the Licensed Patents Controlled by such Party upon the reasonable written request of the other Party.

5.2 Defense and Enforcement.

(a) As between the Parties, 2 Blades shall have the sole right (but not the obligation) in its discretion to defend and enforce the 2 Blades Licensed Patents against third Party infringers. In the event that 2 Blades engages or is engaged in a proceeding involving the 2 Blades Licensed Patents, CPS agrees to fully cooperate with such proceeding upon the reasonable request of 2 Blades.

Initials Two Blades Foundation:	16	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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(b) As between the Parties, CPS shall have the sole right (but not the obligation) in its discretion to defend and enforce the CPS Licensed Patents against Third Party infringers. In the event that CPS engages or is engaged in a proceeding involving the CPS Licensed Patents, 2 Blades agrees to fully cooperate with such proceeding upon the reasonable request of CPS.

ARTICLE 6 REPRESENTATIONS, WARRANTIES AND LIMITATIONS

6.1 Representations and Warranties.

(a) Each Party represents and warrants to the other Party that as of the Effective Date (i) such Party is a company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) such Party has the legal power and authority to execute, deliver and perform this Agreement; (iii) the execution, delivery and performance by such Party of this Agreement has been duly authorized by all necessary corporate action; (iv) this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (v) the execution, delivery and performance of this Agreement will not cause or result in a violation of any law, of such Party’s charter documents, or of any contract by which such Party is bound.

(b) As of the Effective Date, 2 Blades represents and warrants that:

To the best of its knowledge (i) it holds a license under the patents and patent applications set forth in Exhibit A, attached hereto, in the Licensed Field, with the right to sublicense such rights, and (ii) it has the right to grant the rights and license granted to CPS herein relating to the Licensed Field; (ii) it has the full right, power, and authority to grant, has obtained all consents necessary to grant, and is not prohibited by the terms of any agreement to which it is a party from granting, all of the rights granted to CPS under this Agreement on the terms and conditions set forth herein, and it has not previously granted and will not grant any rights to any Third Party that are inconsistent with such rights; (iii) Exhibit A contains complete and accurate description of all patents and patent applications owned or Controlled by 2 Blades related to the inventions disclosed in the 2 Blades Licensed Patents, and all patent applications included in the 2 Blades Licensed Patents have been duly filed; (iv) there are no actions, claims, demands, suits, judgments, settlements, citations, summons, subpoenas, inquiries or investigations of any nature, civil, criminal, regulatory or otherwise, in law or in equity, or arbitral proceeding or before any governmental authority, pending or, to 2 Blades’ knowledge, threatened, relating to or affecting the 2 Blades Licensed Patents (with the exception of normal prosecution at the United States Patent and Trademark Office and equivalent foreign patent offices).

Initials Two Blades Foundation:	17	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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(c) CPS represents and warrants that as of the Effective Date:

(i) it has the full right, power, and authority to grant, bas obtained all consents necessary to grant, and is not prohibited by the terms of any agreement to which it is a party from granting, all of the rights granted to 2 Blades under this Agreement on the terms and conditions set forth herein, and it has not previously granted and will not grant any rights to any Third Party that are inconsistent with such rights;

(ii) it is the owner or exclusive licensee of all right, title and interest in and to the patents and patent applications set forth in Exhibit B. Exhibit B contains a complete and accurate description of all patents and patent applications owned or Controlled by CPS, Cellectis SA or any of their Affiliates related to the inventions disclosed in the CPS Licensed Patents. All patent applications included in the CPS Licensed Patents have been duly filed;

(iii) there are no actions, claims, demands, suits, judgments, settlements, citations, summons, subpoenas, inquiries or investigations of any nature, civil, criminal, regulatory or otherwise, in law or in equity, or arbitral proceedings or any proceedings by or before any governmental authority, pending or, to CPS’ knowledge, threatened, relating to or affecting the CPS Licensed Patents (with the exception of normal prosecution at the United States Patent and Trademark Office and equivalent foreign patent offices); and

(iv) [*****] is a legal and valid obligation binding upon CPS and [*****], is in full force and effect, is enforceable in accordance with its terms, [*****]. A true, correct and complete copy of [*****], including all amendments thereto (subject to redactions of financial terms), has been provided by CPS to 2 Blades. To CPS’ knowledge, no event has occurred which, after the giving of notice or the lapse of time or both, would constitute a default or breach under [*****] by CPS or [*****]. Neither CPS nor, to the knowledge of CPS, [*****], has waived any rights or defaults or breaches under [*****] that would adversely affect the ability of 2 Blades to exercise any rights granted under this Agreement or that would prohibit the transactions contemplated by this Agreement. CPS has not received any notice orally or in writing that [*****] has been, will be or is threatened to be terminated (in whole or in part), and CPS has no intention of terminating [*****] (in whole or in part). This Agreement is consistent in all respects with [*****].

Initials Two Blades Foundation:	18	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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For the purpose of the Section 6.1 the term “as of” shall mean up to and including the Effective Date.

6.2 Disclaimer of Warranties. EXCEPT AS EXPRESSLY PROVIDED IN SECTION 6.1, EACH PARTY AND ITS LICENSORS (INCLUDING WITHOUT LIMITATION [*****]) EXPRESSLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES TO THE MAXIMUM EXTENT PERMISSIBLE BY LAW, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, PATENTABILITY, NON-INFRINGEMENT OF THIRD PARTY RIGHTS, FITNESS FOR A PARTICULAR PURPOSE, SUCCESS OF RESEARCH OR DEVELOPMENT EFFORTS, OR ANY WARRANTY THAT ANY PATENT LICENSED HEREUNDER SHALL BE VALID OR ENFORCEABLE. EACH PARTY ACKNOWLEDGES THAT IT IS NOT RELYING ON ANY WARRANTIES OTHER THAN THOSE SET FORTH IN SECTION 6.1. [*****].

6.3 Consequential Damages Disclaimer. EXCEPT WITH RESPECT TO EITHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER ARTICLE 7, INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OR EITHER PARTY’S BREACH OF ARTICLE 9, IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES OR LICENSORS (SUBJECT TO SECTION 6.6) BE LIABLE HEREUNDER TO THE OTHER PARTY, ITS AFFILIATES OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR OTHER INDIRECT DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR LOSS OF USE DAMAGES) ARISING FROM THE RESEARCH, MANUFACTURE, USE OR SALE OF LICENSED PLANT PRODUCTS OR TAL NUCLEASES OR THE PERFORMANCE OF TAL NUCLEASE ACTIVITIES, OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT, EVEN IF THE PARTIES, ITS AFFILIATES OR LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

6.4 2 Blades Liability Cap. EXCEPT FOR ITS PAYMENT OBLIGATIONS UNDER SECTION 3.3, IN NO EVENT SHALL 2 BLADES’ (TOGETHER WITH ITS AFFILIATES’ AND LICENSORS’) LIABILITY IN CONNECTION WITH THIS AGREEMENT EXCEED [*****].

6.5 CPS Liability Cap. EXCEPT FOR ITS INDEMNIFICATION OBLIGATIONS UNDER ARTICLE 7, IN NO EVENT SHALL CPS’ (TOGETHER WITH ITS AFFILIATES’ AND LICENSORS’) LIABILITY BASED ON 2 BLADES’ ACTIVITIES UNDER THE LICENSE GRANTED IN SECTION 2.1(b)(ii) IN CONNECTION WITH THIS AGREEMENT EXCEED [*****].

Initials Two Blades Foundation:	19	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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6.6 [*****].

ARTICLE 7 INDEMNIFICATION; [*****]

7.1 Indemnification.

(a) CPS hereby agrees to indemnify, defend and hold harmless 2 Blades and its Affiliates and licensors, and its and their respective directors, officers, employees and agents (“2 Blades Indemnitees”), from and against any and all suits, claims, actions, demands, damages, liabilities, expenses and/or loss, including reasonable legal expense and attorneys’ fees, resulting from CPS’ or its Sublicensees, ‘Subsidiaries’ or Subcontractors’ (i) activities under the license granted in Section 2.1(a) constituting manufacture, use, handling, storage, sale or other disposition of Licensed Plant Products or TAL Nucleases, or performance of TAL Nuclease Activities or any other exercise of any right or license granted under this Agreement, or (ii) gross negligence, recklessness, willful misconduct or breach of this Agreement.

(b) 2 Blades hereby agrees to indemnify, defend and hold harmless CPS and its Affiliates and licensors, and its and their respective directors, officers, employees and agents (“CPS Indemnitees”), from and against any and all suits, claims, actions, demands, damages, liabilities, expenses and/or loss, including reasonable legal expense and attorneys’ fees, resulting from 2 Blades’ or its Sublicensees’ or Subcontractors’ (i) activities under the license granted in Section 2.1(b)(ii) in the 2 Blades Commercial Licensed Field constituting manufacture, use, handling, storage, sale or other disposition of Licensed Plant Products or TAL Nucleases, or performance of TAL Nuclease Activities, or (ii) gross negligence, recklessness, willful misconduct or breach of this Agreement.

(c) In the event that any 2 Blades Indemnitee or CPS Indemnitee (collectively, “Indemnitee”) is seeking indemnification under this Section 7.1, it shall inform the other Party (the “Indemnifying Party”) of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested in the defense of the claim; provided, however, that the Indemnitee shall have the right to retain its own counsel and, if such counsel advises the Indemnitee that representation of the Indemnitee by the counsel retained by the Indemnifying Party would be inappropriate because of actual differences in the interests of the Indemnitee and any other party represented by such counsel, then the Indemnifying Party shall reimburse the Indemnitee on a monthly basis for the reasonable attorneys’ fees incurred by the Indemnitee in connection with the claim following receipt of reasonable documentation of such fees (provided that the Indemnitee shall not be required to disclosed any time entries that are subject to the attorney-client privilege). The Indemnifying Party agrees to keep the Indemnitee informed of the

Initials Two Blades Foundation:	20	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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progress in the defense and disposition of such claim and to consult with the Indemnitee with regard to any proposed settlement. The Indemnifying Party shall not settle any such claim with an admission of liability of the Indemnitee without the Indemnitee’s prior written approval, which shall not be unreasonably withheld or delayed.

7.2	[*****].

ARTICLE 8 TERM AND TERMINATION

8.1 Term. This Agreement shall remain in effect until the expiration of the last-to-expire of the Licensed Patents, unless earlier terminated pursuant to the other provisions of this Agreement.

8.2 Termination for Material Breach. Each Party shall have the right to terminate this Agreement or the license granted by it in Section 2.1(a) or Section 2.1(b) upon [*****] prior written notice to the other Party should the other Party commit a material breach of its obligations or be in default under any of the provisions of this Agreement; provided that the breaching Party has failed to cure the material breach or default within the same [*****] notice period. For the avoidance of doubt, and without limiting any other basis on which a Party may claim a material breach of this Agreement, the other Party’s failure to comply with its obligation to make any payment under this Agreement will constitute a material breach of this Agreement.

8.3 Termination for Patent Challenge. Each Party shall have the right to terminate the Agreement and/or any licenses granted by it hereunder with immediate effect upon written notice to the other Party in the event the other Party, its Affiliate, Sublicensee or Subcontractor challenges such Party’s Licensed Patents or assists or otherwise supports a Third Party challenging the validity, enforceability and/or patentability of, or directly, or through assistance granted to a Third Party, commences or participates (except as such participation may be required by applicable law) in any interference, pre- or post-grant opposition or other pre- or post- grant proceeding related to the validity, enforceability and/or patentability of, the other Party’s Licensed Patents during the Term. Notwithstanding anything to the contrary, no act of [*****] or sublicensees or subcontractors in connection with the 2 Blades – [*****] shall give CPS a right to terminate this Agreement or any license granted by CPS hereunder.

8.4 Automatic Termination. In the event of termination of [*****], CPS shall provide 2 Blades with written notice of such termination within five (5) days (and shall cooperate in good faith with 2 Blades as may be required to obtain a direct license from [*****]), and the license in Section 2.1(a) shall terminate simultaneous to the termination of [*****].

Initials Two Blades Foundation:	21	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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8.5 Other Remedies. Notwithstanding either Party’s rights to terminate this Agreement as set forth in this Article 8, neither Party shall be prevented from seeking any other remedy which may be available to it at law or equity.

8.6 Termination for Insolvency. Either Party may terminate this Agreement if, at any time: (i) the other Party makes an assignment for the benefit of creditors; (ii) any decree or order for relief is entered against the other Party under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law; (iii) the other Party petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official, of such other Party or any substantial part of its assets, or commences a voluntary case under the bankruptcy law of any jurisdiction; (iv) any such petition or application is filed, or any such proceedings are commenced, against the other Party and such other Party by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order for relief, order, judgment or decree remains unstayed and in effect for more than sixty (60) days; or (v) any order, judgment or decree is entered in any proceedings against the other Party decreeing the dissolution of such other Party and such order, judgment or decree remains unstayed and in effect for more than sixty (60) days.

8.7 Effect of Termination. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to or upon such expiration or termination date, including, for clarity, CPS’ obligation to make the second installment of the License Fee, if such payment has not yet been made. Upon any termination of this Agreement or the license grant in Section 2.1(a), CPS shall cease to practice the 2 Blades Licensed Patents and shall promptly incinerate or otherwise destroy, at 2 Blades’ request, all Licensed Plant Products and TAL Nucleases in CPS’ control covered by one or more Valid Claims or Pending Claims within the 2 Blades Licensed Patents. Upon any termination of this Agreement or the license grant in Section 2.1(b), 2 Blades shall cease to practice the CPS Licensed Patents and shall promptly incinerate or otherwise destroy, at CPS’ request, all Licensed Plant Products and TAL Nucleases in 2 Blades’ control covered by one or more Valid Claims or Pending Claims within the CPS Licensed Patents. All rights and obligations of the Parties set forth herein that expressly survive the expiration or termination of this Agreement, as well as the provisions of Articles 1 (to the extent required to enforce other surviving rights and obligations), 3 (to the extent that any applicable payments have not yet been paid by either Party prior to termination of this Agreement), 7, 9, 10 and 11, and Sections 2.5, 4.4, 6.2, 6.3, 6.4, 6.5, 6.6, 8.5 and 8.7, shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement until they are satisfied or by their nature expire and shall bind the Parties and their successors and permitted assigns. For clarity, the licenses granted under Section 2.1 (including any rights granted by either Party to Sublicensees, Subsidiaries and Subcontractors) shall not survive termination of this Agreement under any circumstances.

Initials Two Blades Foundation:	22	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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ARTICLE 9 CONFIDENTIALITY

9.1 Confidential Information. It is anticipated that it may be necessary, in connection with their obligations under this Agreement, for the Parties hereto to disclose to each other Confidential Information. Confidential Information shall include information disclosed in writing or other tangible form, including samples of materials. If disclosed orally, the Confidential Information shall be summarized in written form within thirty (30) days by the disclosing party and a copy provided to the recipient. Notwithstanding the foregoing, the obligations of confidentiality and limited use provided for in this Article 9 shall not apply to any Confidential Information which:

(a) is publicly available by publication or other documented means at the time of receipt from the disclosing party or later becomes publicly available through no act or fault of recipient;

(b) is already known to recipient before receipt from the disclosing party, as demonstrated by recipient’s written records;

(c) is made known to recipient by a Third Party who did not obtain it directly or indirectly from the disclosing party and who is not obligated to hold it in confidence; or

(d) is independently developed by the recipient as evidenced by credible written research records of recipient’s employees who did not have access to the disclosing party’s Confidential Information.

Specified information should not be deemed to be within any of these exclusions merely because it is embraced by more general information falling within these exclusions.

9.2 Confidentiality and Limited Use. All Confidential Information disclosed to the recipient shall remain the property of the disclosing party and shall be maintained in confidence by the recipient and shall not be disclosed to Third Parties by the recipient (other than as reasonably necessary to permitted Sublicensees and Subcontractors, provided that the recipient has previously bound such Sublicensees and Subcontractors by confidentiality and restricted use obligations at least as stringent than those set forth in this Section 9.2) and, further, shall not be used except for purposes contemplated in this Agreement. All confidentiality and limited

Initials Two Blades Foundation:	23	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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use obligations with respect to the Confidential Information shall terminate five (5) years after the termination date of this Agreement. Notwithstanding anything to the contrary in this Agreement, 2 Blades may disclose Confidential Information of CPS (a) to the extent required by [*****], and (b) provided by CPS in its reports to 2 Blades pursuant to Section 2.8, as such information relates directly to TAL Nucleases or any invention disclosed or claimed in the Licensed Patents, in 2 Blades’ reporting and marketing activities in a form approved in writing by CPS (which approval shall not be unreasonably withheld). For clarity, Confidential Information disclosed pursuant to clause (b) of the immediately preceding sentence shall not include any information regarding particular Traits or Third Party. In addition, either Party may disclose Confidential Information of the other Party: (i) in connection with an order of a court or other government body or as otherwise required by or in compliance with law or regulations; provided, however, that the disclosing party provides the other party with reasonable notice and takes reasonable measures to obtain confidential treatment thereof; or (ii) in confidence to recipient’s attorneys, accountants, banks and financial sources and its advisors, so long as, in each case, the entity to which disclosure is made is bound to confidentiality on terms consistent with those set forth herein.

9.3 Disclosures to Employees. The recipient agrees to advise its officers and employees who need to know Confidential Information of these confidentially and limited use obligations and further agrees, prior to any disclosure of Confidential Information to such individuals, to cause them to be bound by the same obligations of confidentially and limited use as those contained in this Agreement. Any breach by such officers or employees of such obligations shall be deemed a breach of this Agreement by the recipient.

9.4 Return of Confidential Information. Upon termination of this Agreement, originals and copies of Confidential Information in written or other tangible form will be returned to the disclosing party by recipient or destroyed by recipient under instruction of the disclosing party. One copy of each document may be retained solely for legal archiving purposes.

9.5 Confidential Status of Agreement. The terms of this Agreement shall be deemed Confidential Information of both Parties and shall be dealt with according to the confidentially requirements of this Article 9. Notwithstanding the foregoing, the Parties will each issue a press release announcing the execution of this Agreement within thirty (30) days after the Effective Date. Neither Party will make public disclosures concerning other specific terms of this Agreement without obtaining the prior written consent of the other Party, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary in this Agreement, under no circumstances shall CPS disclose the financial terms of this Agreement to any Sublicensee, Subcontractor or any other Third Party.

Initials Two Blades Foundation:	24	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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ARTICLE 10 DISPUTE RESOLUTION

10.1 Meeting. In the event of any dispute relating to this Agreement, including the validity, scope, interpretation or application of this Agreement, each Party agrees to notify the other Party of the nature of the dispute in writing and arrange to meet and confer at the senior management level to try to resolve such dispute by good faith negotiations. If the Parties have not resolved the dispute within ninety (90) days of the date of written notice, the Parties agree to proceed by arbitration under the Rules of Arbitration (“Rules”) of the International Chamber of Commerce (Paris) (“ICC”) by a single arbitrator appointed in accordance with said Rules, if not otherwise stipulated in Section 10.2.

10.2 Arbitration Procedures. There shall be one arbitrator, who shall be selected jointly by the Parties within twenty (20) days of receipt by respondent of a copy of the demand for arbitration. Any arbitrator not timely appointed shall be appointed by the ICC from the ICC’s large, complex case panel, using the listing, ranking and striking procedure in the Rules, with each Party having a limited number of peremptory strikes. Any arbitrator appointed by the ICC shall have significant experience with the arbitration of similar large, complex, commercial disputes. The arbitration proceeding shall be conducted in the English language. The arbitration proceeding shall be held in Chicago, Illinois, USA; provided that the Parties may agree in writing to conduct individual hearings in other locations, in accordance with the Rules of the ICC. The Parties agree that only documents directly relevant to the issues in dispute must be produced in any such arbitration. The arbitration shall be conducted as expeditiously as practicable, and the Parties and the arbitrator shall use their best efforts to hold the hearing on the merits no later than ninety (90) days after the appointment of the arbitrator, and the arbitrator shall use its best efforts to issue a final award within twenty (20) days after the close of the hearing. In addition to damages, the arbitral tribunal may award any remedy provided for under applicable law and the terms of this Agreement, including specific performance or other forms of injunctive relief. The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each Party hereby irrevocably waives any right to recover punitive, treble or similar damages with respect to any arbitrated dispute. The arbitration award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based. The arbitration award shall be final and binding on the Parties. The award may be entered and enforced in any court having competent jurisdiction. The administrative charges, arbitrators’ fees, and related expenses of any arbitration shall be paid equally by the Parties, but each Party shall be responsible for any costs or expenses incurred in presenting such Party’s case to the arbitrators, such as attorney’s fees or expert witness fees; provided, however, that if in the opinion of the arbitrator any claim by a Party hereto or any defense or objection thereto by the other Party was unreasonable, the arbitrator may in its sole discretion assess as part of the award all or any part of the arbitration expenses of the other Party as applicable (including reasonable attorneys’ fees) and the fees and expenses of the

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CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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arbitrator and the ICC against the Party raising such unreasonable claim, defense or objection. Notwithstanding the Parties’ agreement to arbitrate, the Parties hereby agree that either Party may apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief to enforce or prevent any violation of the provisions of Article 9 of this Agreement. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitral tribunal shall have full authority to grant provisional remedies and to direct the Parties to request that any court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any Party to respect the arbitral tribunal’s orders to that effect.

10.3 IP Matters. Notwithstanding the Parties’ agreement to arbitrate, unless the Parties agree in writing in any particular case, claims and disputes between the Parties relating to or arising out of, or for which resolution depends on a determination of the interpretation, validity, enforceability or infringement of, patents or trademarks or the misappropriation of trade secrets, shall not be subject to arbitration under this Agreement, and the Parties may pursue whatever rights and remedies may be available to them under law or equity, including litigation in a court of competent jurisdiction, with respect to such claims and disputes.

ARTICLE 11 MISCELLANEOUS

11.1 Relationship of Parties. The relationship of the Parties is that of independent contractors, and nothing herein shall be construed as establishing one Party or any of its employees as the agent, legal representative, joint venture, partner, employee, or servant of the other Party. Except as set forth herein, neither Party shall have any right, power or authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other Party. Neither Party shall hold itself out as being the agent, legal representative, joint venturer, partner, employee, or servant of the other Party or as having authority to represent or act for the other Party in any capacity whatsoever.

11.2. Assignment. This Agreement and the licenses granted herein are not assignable by either Party to any person or entity without the prior written consent of the other Party (which consent shall not unreasonably be withheld), provided, however, that either Party may assign this Agreement, without such consent, upon a transfer or sale of all or substantially all of the business of such Party to which this Agreement relates to a Third Party (the “Transfer or Sale”), whether by merger, sale of stock, sale of assets or otherwise, provided in each case that (i) such Party notifies to the other Party within thirty days of a Transfer or Sale and assignment of this Agreement, and (ii) the assignee delivers to the other Party a written instrument unconditionally agreeing to be bound by this Agreement; provided further that in any case the non-assigning Party shall retain all the benefits of the rights and licenses granted to it under this Agreement. The terms and conditions of this Agreement will be binding on and inure to the benefit of the successors and permitted assigns of the Parties. Any attempted assignment in violation of this Section 11.2 shall be null and void.

Initials Two Blades Foundation:	26	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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11.3 Amendment. This Agreement shall not be amended except by an instrument in writing executed by 2 Blades and CPS.

11.4 Entire Agreement. This Agreement, including any exhibits hereto, constitutes the entire, full, and complete agreement between the Parties concerning the subject matter hereof, and supersedes all prior agreements, negotiations, representations, and discussions, written or oral, express or implied, between the Parties in relation thereto, including that certain Confidentiality Agreement between the Parties dated May 30, 2014.

11.5 Governing Law. This Agreement shall be interpreted and enforced in accordance with laws of the state of New York, USA, without regard to its conflicts of laws rules, provided, that those matters pertaining to the validity or enforceability of patent rights shall be interpreted and enforced in accordance with the laws of the territory in which such patent rights exist.

11.6 Notices. All communication concerning this Agreement, including payments, notices, demands or requests required or permitted hereunder shall be given in writing and shall be considered to have been duly delivered: (a) at the time personally delivered; or (b) one (1) day after transmission by facsimile, confirmed by registered or certified mail; or (c) five (5) days after being deposited prepaid in registered or certified mail; or (d) two (2) days after being deposited with a reputable private overnight mail courier service prepaid, requesting delivery in the fastest manner available. The addresses to be used for all payments, notices, demands or requests shall be as follows, unless and until changed by a Party by providing proper notice to all other Parties:

If to CPS: CELLECTIS PLANT SCIENCES

                 8, rue de la Croix Jarry

                 75013 PARIS

                 Attention: Chief Executive Officer

With a Copy (which shall not constitute notice) to:

CELLECTIS SA

8, rue de la Croix Jarry

75013 PARIS

Attention: General Counsel

If to 2 Blades: Two Blades Foundation

                         1630 Chicago Avenue, Suite 1907

                         Evanston, IL 60201 U.S.A.

                         Attention: Diana Horvath

With a Copy (which shall not constitute notice) via mail or telefax to:

Smith, Anderson, Blount

Dorsett, Mitchell & Jernigan, LLP

2300 Wells Fargo Capital Center

Raleigh, NC 27601 U.S.A.

Attention: John P. Thieren, Esq

Fax No. +1 919 821 6800

Initials Two Blades Foundation:	27	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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11.7 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective while this Agreement remains in effect, the legality, validity and enforceability of the remaining provisions will not be affected thereby; provided, however, that, if the absence of such provision causes a material adverse change in either the risks or benefits of this Agreement to any Party, the Parties shall negotiate in good faith a commercially reasonable substitute or replacement for the invalid or unenforceable provision.

11.8 Waiver. The Parties hereto mutually covenant and agree that no waiver by either Party of any breach of the terms of this Agreement shall be deemed a waiver of any subsequent breach thereof. No waiver shall be effective unless made in writing with specific reference to the relevant provision of this Agreement and signed by a duly authorized representative of the Party granting the waiver.

11.9 Interpretation. All terms used herein in any one gender or number shall mean and include any other gender and number as the facts, context, or sense of this Agreement may require. Headings used herein are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”

11.10 Computation of Time. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall on a Saturday, Sunday, or any public or legal holiday, whether local or national, the Party having such privilege or duty shall have until 5:00 p.m. in such Party’s time zone on the next succeeding business day to exercise such privilege, or to discharge such duty. All references to days in this Agreement shall mean calendar days, unless otherwise specified.

11.11 Language. All written materials, correspondence, notices and oral assistance supplied by either Party hereto shall be in the English language. The English language version of this Agreement will be controlling on the Parties.

11.12 Further Assurances. Each of the Parties will execute and deliver, or cause to be executed or delivered, such further documents and do or cause to be done such further acts and things as may be required to carry out the intent and purpose of this Agreement.

11.13 Third-Party Beneficiary. This Agreement is solely for the benefit of the Parties and their respective successors and permitted assigns.

11.14 Advice of Counsel. 2 Blades and CPS have each consulted counsel of their choice regarding this Agreement, and each Party acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or the other and shall be construed accordingly.

Initials Two Blades Foundation:	28	Initials Cellectis Plant Sciences, Inc.:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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11.15 Consideration. The Parties acknowledge that each of the licenses and rights granted by 2 Blades and CPS in Article 2 and each of the provisions of this Agreement individually and collectively, constitute good, valuable, and sufficient consideration for each and all of the fees and payment called for hereunder and for each and all of the other obligations of CPS and its Sublicensees, Subsidiaries and Subcontractors, and 2 Blades and its Sublicensees and Subcontractors, as applicable; the Parties further acknowledge that the individual and collective rights under and access to the Licensed Patents renders the way in which those fees and payments hereunder are determined, and their duration, appropriate and desirable as a matter of convenience.

[SIGNATURE PAGE FOLLOWS]

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

Cellectis Plant Sciences, Inc.

By:	/s/ Luc Mathis
Name:	Luc Mathis
Title:	CEO

Two Blades Foundation

By:	/s/ Diana M. Horvath
Name:	Diana M. Horvath
Title:	President

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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EXHIBIT A

2 BLADES LICENSED PATENTS

[*****]

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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EXHIBIT B

CPS LICENSED PATENTS

[*****]

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